                                                                     EXHIBIT 1.5


                          WEYERHAEUSER MORTGAGE COMPANY
                       MORTGAGE INVESTOR SERVICING REPORT


CUTOFF DATE:   JUNE 30, 1996                       GROUP:         INV #814

REPORT DATE:   JULY 25, 1996                       SERIES:        1988-2


SECTION 1 - MORTGAGE POOL ADMINISTRATION

================================================================================================
                                     # OF         P & I            POOL              POOL
POOL ACTIVITY                        LOANS       CONSTANT        INTEREST          PRINCIPAL
================================================================================================
Beginning Balance                    14          26,692.08                        1,383,845.61
                                ----------------------------------------------------------------
Installments                                                      11,181.94          13,704.46
                                ----------------------------------------------------------------
Curtailments                                                                          2,315.07
                                ----------------------------------------------------------------
Liquidations                          2           2,700.30           389.91          48,589.67
                                ----------------------------------------------------------------
Other                                                 0.00            33.40               0.00
                                ----------------------------------------------------------------
Ending Balance                       12          23,991.78                        1,319,236.41
                                ================================================================
                                                            SERVICING FEE:            1,196.58
                                                                             -------------------

                   TOTAL
DELINQUENTS         DELQ          30 DAYS       60 DAYS        90 DAYS +            F/C
================================================================================================
# Of Loans             0             0               0                0                  0
               ---------------------------------------------------------------------------------
Princ Bal           0.00          0.00            0.00             0.00               0.00
               ---------------------------------------------------------------------------------
% Delq              0.00%         0.00%           0.00%            0.00%              0.00%
               ---------------------------------------------------------------------------------

                                                INTEREST        PRINCIPAL                S/F
Amount Prepaid                                  2,585.68         3,623.32             169.68
                                            ----------------------------------------------------
Amount Delinquent                                   0.00             0.00               0.00
                                            ----------------------------------------------------

SECTION 1-A - SCHEDULED MORTGAGE INSTALLMENTS
================================================================================
WAM = Oct-02                                NOTE RATE = (        10.042010%)

 A. CONSTANT                                B. SCHEDULED                       C. SCHED.
                                               INTEREST                         PRINCIPAL
------------------------------------------------------------------------------------------------
   26,692.08                                  11,496.17                        15,195.91
------------------------------------------------------------------------------------------------

SECTION 2 - SCHEDULE OF PAYMENTS                 1988-2           JUNE 30, 1996

================================================================================================
   A. SCHEDULED                 B. ADDITIONAL  C. PREPAIDS       D. OTHERS        E. TOTAL
      PRINCIPAL                    PRINCIPAL      IN FULL                            PRINCIPAL
================================================================================================
     15,195.91                     2,315.07      46,279.28         33.40           63,823.66
================================================================================================
F. Int. Distribution Amount (Yield               9.00000%)                         10,303.35
                                                                             -------------------
G. Total Distribution Amount (Principal & Interest)                                74,127.01
                                                                             ===================
H. Certificates A-1 Distribution
                                 (E x 95.5%) Princ:             60,951.61
                                 (E x 95.5%) Int:                9,839.71
                                                                             -------------------
                                                                                   70,791.32
                                                                             ===================
I. Certificate B Distribution (G x 8.6%)
                                  (E x 4.5%) Princ:              2,872.05
                                  (F x 4.5%) Int:                  463.64
                                                                             -------------------
                                                                                    3,335.69
                                                                             ===================
SECTION 3 - PRINCIPAL AMOUNT OF SECURITIES
================================================================================================
A. Beginning Aggregate Security Balance                                         1,373,769.23
                                                                             -------------------
B. Principal Distribution Amount                                                   63,823.66
                                                                             -------------------
C. Ending Aggregate Security Balance                                            1,309,945.57
                                                                             ===================
MEMO ITEM
================================================================================================
A. Book Value Of Real Estate Acquired Through Foreclosure                                N/A
                                                                             -------------------
B. Ending Aggregate Security Balance Of The Class A
   Certificates (91.25% of Security Balance)                                    1,250,997.26
                                                                             -------------------
C. Ending Aggregate Security Balance Of The Class B
   Certificates (8.75% of Security Balance)                                        58,948.31
                                                                             -------------------



All distributions required to be made by First Interstate Bank for the reporting
month of: May 1996               Payable: Jun 25, 199  have been made.

Certified by:

/s/ MICHAEL DRAWDY
--------------------------------
Michael Drawdy, Vice President
Investor Reporting Department

===============================================================================
                    SUBORDINATED AMOUNT         1988-2            JUNE 30, 1996
===============================================================================
                                                PERCENT            DOLLARS
 A.  BEGINNING BALANCE                               4.5           1,348,618.67
                                            -----------------------------------
 B.  AGGREGATE LOSSES                                                      0.00
                                            -----------------------------------
 C.  SCHEDULED ADJUSTMENTS PER
     POOLING & SERVICING AGREEMENT                                (2,045,380.41)
                                            -----------------------------------
 D.  ENDING BALANCE                                  4.5             588,037.94
===============================================================================
RESERVE FUND

 A.  BEGINNING BALANCE                                               588,038.00
                                                              -----------------
 B.  (+) INTEREST CREDITED                                             2,440.77
                                                              -----------------
 C.  (-) INTEREST WITHDRAWN                                            2,440.77
                                                              -----------------
 D.  (+) CLASS B PRINCIPAL (UNTIL LIMITS ARE REACHED)                  2,872.05
                                                              -----------------
 E.  (+) CLASS B INTEREST (UNTIL LIMITS ARE REACHED)                     463.64
                                                              -----------------
 F.  (-) TRANSFER TO CLASS A
                                                              -----------------
 G.  SUB TOTAL                                                       591,373.69
===============================================================================
 NOTES:

   INITIAL DEPOSIT (UNRETURNED TO SELLER)                                  0.00
                                                              -----------------
   THREE CURRENT HIGHEST PRINCIPAL BALANCES                          510,356.56
                                                              -----------------
   SPECIFIED RESERVE FUND:                                           588,038.00
                                                              -----------------
   CLASS B  PRIN & INT  TRANSFER TO REPUBLIC FEDERAL:                  3,335.69
    (equal to amt over Specified Reserve Fund Limit)          -----------------

===============================================================================
 H.  ENDING BALANCE                                                  588,038.00
===============================================================================

                    RECONCILIATION OF POOL PRINCIPAL BALANCE
                         WITH SECURITY PRINCIPAL BALANCE
                                  POOL NO. 814
                                                  1,319,236.41
               (+)                                    3,623.32
               (-)                                        0.00
               (-)                                   15,195.91
               (+)                                    2,310.39
               (-)                                       33.40

                                                  1,309,940.81

                                                  1,309,945.57

                                                         (4.76) (prepaid curt 6/96)

                RECONCILIATION OF CUSTODIAL ACCOUNT BALANCE

               (+)                                    6,209.00
               (-)                                      169.68
               (-)                                        0.00
               (+)                                        0.00
               (+)                                    2,315.07
               (+)                                       33.40
               (+)                                        2.25
               (+)                                   46,279.28
               (+)                                    2,700.30
               (-)                                       25.48

                                                     57,339.64

                                                     57,318.89

                                                        (20.75)

                          SENIOR SUBORDINATED PASS-THRU
                          SPECIFIED RESERVE FUND LIMITS

REPORTING MONTH:  6/30/96                                           1988-2
                                                                  ----------
     (A)       TERM                                                       30
     (B)       LOAN TYPE                                               FIXED
     (C)       CLASS A %                                              95.50%
     (D)       CLASS B %                                               4.50%
     (E)       ORIGINAL AGGREGATE BALANCE                         58,520,409
     (F)       CURRENT UPB                                         1,319,238
     (G)       RULE CHANGE DATE                                     08/01/93
     (H)       ORIGINAL CUTOFF DATE                                 07/01/88

SUBORDINATED CALCULATIONS (FORMULA TO BE REVISED AT RULE CHANGE DATE)

     (I)       PREVIOUS SUBORDINATED AMT                           1,348,619
     (J)       CLASS B % OF CURR UPB (E)x(D)                          59,366
     (K)       AGGREGATE LOSSES                                            0
     (L)       SUB AMT UNTIL RULE CHANGE DATE (J-K)                  588,038

RESERVE CALCULATIONS (FORMULA TO BE REVISED AT RULE CHANGE DATE)

     (M)       ADVANCE RESERVE                                       188,000
     (N)       1% OF CURR AGG BAL (E) x .01                           13,192
     (O)       O.S. UPB CLASS B (F)x(D)                               59,366
     (P)       SUBORD AMT - OS UBP CLASS B (L)-(O)                   528,672
     (Q)       ADV RES + GRT'R OF: (N) or (P)                        718,672
                                                                  ----------

MINIMUM RESERVE FUND

     (R)       O.S. UPB 3 LARGEST LNS                                510,357
     (S)       SUBORDINATED AMOUNT (L)                               588,038
                                                                  ----------
     (T)       SPECIFIED RESERVE FUND = > OF (R)or(S)                588,038
                                                                  ==========
     (U)       CURRENT RESERVE FUND BALANCE                          588,038

STATUS OF INITIAL DEPOSIT

     (V)       ORIGINAL INITIAL DEPOSIT                              160,000

                                      RULES
                                      -----

     SUBORDINATED AMOUNT                                              AFTER RULE CHANGE DATE: SUB AMOUNT =
     UNTIL RULE CHANGE DATE: SUB AMOUNT =                             LESSER OF A: PREVIOUS SUB AMOUNT AND
     CLASS B % OF ORIG AGGR BAL                                            B: THE SUM OF
     LESS AGGR LOSSES SINCE ORIG CUTOFF DATE                                  (x) CLASS B % OF CURRENT UPB
                                                                              (y) 8/1993 80% OF (A)-(x)     }
                                                                                  8/1994 60% OF (A)-(x)     }
                                                                                  8/1995 40% OF (A)-(x)     } REDUCTION SCHEDULE
                                                                                  8/1996 20% OF (A)-(x)     }
                                                                                  8/1997+ 0% OF (A)-(x)     }

HOWEVER:

(B) CANNOT < SUM OF O.S. UPB 3 LARGEST LOANS

IMPORTANT:

         IF DURING THE 12 MONTHS PRECEDING AN ANNIVERSARY DATE 90 DAY+ DELINQUENCIES-3% OF LOAN COUNT FOR 2 CONSECUTIVE MONTHS, THE REDUCTION FOR THAT MONTH WILL NOT TAKE PLACE.

         IF DURING THE 12 MONTHS PRECEDING AN ANNIVERSARY DATE THE ABOVE RULE IS NOT BROKEN, REDUCTIONS WILL TAKE PLACE AS SCHEDULED.

         WITH THE CONSENT OF THE RATING AGENCY & SO LONG AS SUCH ACTION DOES NOT RESULT IN THE DOWNGRADING OF THE RATING THEN ASSIGNED TO THE CLASS A CERTS BY THE RATING AGENCY, THE SUB AMT MAY BE REDUCED EARLIER THAN SCHEDULED.

================================================================================

SPECIFIED RESERVE FUND

UNTIL RULE CHANGE DATE: SPECIFIED RESERVE FUND =

        THE SUM OF (i) ADVANCE RESERVE        THE SUM OF (i) ADVANCE RESERVE
        AND       (ii) THE GREATER OF         AND       (ii) THE GREATER OF

        (a) 1% OF ORIGINAL AGGR BAL           (a) 1% OF CURRENT O.S. AGGR BAL
        (b) SUB AMOUNT - O.S. BAL CLASS B     (b) SUB AMOUNT - O.S. BAL CLASS B

HOWEVER;

(ii) CANNOT BE < THE SMALLER OF: (a) THE O.S. UPB 3 LRGST LOANS ....
                                 (b) SUB AMOUNT

                          NOR >: SUBORDINATED AMOUNT

WHEN SUB AMOUNT = ZERO, SPECIFIED RESERVE FUND = ADVANCE RESERVE>